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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                          ----------------------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                       Date of Report:  December 20, 1999
                       (Date of earliest event reported)


                           FEDERAL-MOGUL CORPORATION
                           -------------------------
             (Exact name of registrant as specified in its charter)


                                    Michigan
                                    --------
                 (State or other jurisdiction of incorporation)



                 1-1511                                38-0533580
                 ------                                ----------
            (Commission File Number)     (IRS Employer Identification Number)


          26555 Northwestern Highway, Southfield, Michigan         48034
          ------------------------------------------------         -----
          (Address of principal executive offices)               (Zip Code)


                                 (248) 354-7700
                                 --------------
              (Registrant's telephone number, including area code)



The total number of pages is  3

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                    INFORMATION TO BE INCLUDED IN THE REPORT


Item 5.    Other Events


Federal-Mogul Corporation announced today that on Monday, December 20, 1999, the United States District Court for the Eastern District of Texas vacated, subject to possible reinstatement, a $1.63 billion default judgment entered in favor of Owens-Illinois, Inc. against T&N. Ltd., a UK corporation and wholly-owned subsidiary of Federal-Mogul. The Court's action was taken pending a full hearing scheduled for February 2000 on the merits of T&N's motion to permanently set aside the default judgment. T&N believes it has legally sufficient grounds to prevail in its motion to permanently set aside the default judgment.

T&N first received notice of the existence of this default judgment when it was served with a Notice of a Final Judgment on December 13, 1999. Neither T&N nor Federal-Mogul have any record of ever having received the underlying complaint, which the Notice indicates was allegedly served at the T&N offices in Manchester, England on or about July 14, 1999. As a consequence, T&N did not respond to the filing by Owens-Illinois. The Notice received on December 13, 1999 indicated that the Court had entered the default judgment against T&N in August 1999 because of the failure to respond to the complaint. The Court's ruling vacating the default judgment follows T&N's first appearance before the Court in this matter.

The underlying complaint filed by Owens-Illinois, alleges that T&N, as a former supplier of asbestos fibers, is liable to Owens-Illinois for Owens-Illinois' own indemnity and defense costs pertaining to asbestos related personal injury claims. T&N believes it has meritorious defenses to such allegations and has successfully defended against similar underlying claims in the past.

This Current Report on Form 8-K contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (the "Act"). Such statements are made in good faith by Federal-Mogul pursuant to the "Safe Harbor" provisions of the Act. Forward-looking statements include estimates and statements regarding plans, objectives and expectations of Federal-Mogul and its management, including, without limitation, statements regarding the Owens-Illinois litigation and the potential to permanently set aside the default judgment or prevail in the underlying litigation. While it is likely that T&N will be successful, there can be no assurance that T&N will succeed in permanently setting aside the default judgment or in ultimately prevailing in the underlying litigation.

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                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  December 20, 1999



                                        FEDERAL-MOGUL CORPORATION



                                        By: /s/ Thomas W. Ryan
                                           ----------------------------------
                                              Name:  Thomas W. Ryan
                                              Title: Executive Vice President
                                                     and Chief Financial Officer

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